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Exhibit 10.2

        ASSUMPTION AGREEMENT, dated as of August 5, 2004, made by REFCO GROUP LTD., LLC, a Delaware limited liability company ("Refco"), in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined below) party to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meanings given to them in such Credit Agreement.

PRELIMINARY STATEMENTS

        (1)   Refco Finance Holdings LLC, a Delaware limited liability company (the "Company"), New Refco Group Ltd., LLC, a Delaware limited liability company ("Holdings"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), Banc of America Securities LLC, Credit Suisse First Boston, acting through its Cayman Islands Branch ("CSFB"), and Deutsche Bank Securities Inc. ("DBS"), as co-lead arrangers and joint book running managers, CSFB, as Syndication Agent, DBS, as Documentation Agent, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer have entered into the Credit Agreement dated as of August 5, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

        (2)   In connection with the Credit Agreement, the Company, Holdings and the Subsidiary Guarantors have entered or, immediately after the consummation of the Merger (as defined below), will become party to the Guaranties and the Security Agreement in favor of the Administrative Agent for the benefit of the Lenders;

        (3)   Pursuant to the Purchase Agreement, THL Refco Acquisition Partners and certain of its Affiliates have agreed to acquire, directly or indirectly, a majority of the equity of Refco from its members. The Company was organized to consummate the Acquisition, and shall, concurrently with the consummation of the Acquisition, merge with and into Refco with Refco being the surviving entity to such merger (the "Merger").

        (5)   This Assumption Agreement is executed and delivered pursuant to the Credit Agreement.

        NOW, THEREFORE, IT IS AGREED:

          1.    Credit Agreement.    By executing and delivering this Assumption Agreement, Refco hereby assumes all rights, title, interests, obligations and liabilities of all and whatever nature of the Company under the Credit Agreement, the Security Agreement and each of the other Loan Documents (in furtherance of and in addition to, and not in lieu of, any assumption or deemed assumption by operation of law) from and after the date hereof with the same force and effect as if originally the "Borrower" under the Credit Agreement and a "Grantor" under the Security Agreement and, to the extent the Company was a party thereto, each other Loan Document. Without limiting the generality of the foregoing, Refco hereby expressly agrees to observe and perform and be bound by all of the terms, covenants, representations, warranties, and agreements contained in the Credit Agreement and each other Loan Document delivered thereunder which are binding upon, and to be observed or performed by, the Borrower. Refco hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Loan Documents. Refco hereby represents and warrants that after giving effect to this Assumption Agreement, each of the representations and warranties contained in Article 5 of the Credit Agreement is true and correct in all material respects on and as of the date hereof.

          2.    Effect on the Credit Agreement and Loan Documents.    On and after the effectiveness of this Assumption Agreement, each reference in each of the Credit Agreement and each other Loan Document to the "Borrower," or words to that effect shall mean and be a reference to Refco and Refco shall be the "Borrower" for all purposes of the Credit Agreement and the other Loan Documents.

          3.    Governing Law.    This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          4.    Loan Document.    This Agreement shall constitute a Loan Document.

        IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

REFCO GROUP LTD., LLC
By:
Name:
Title:
Acknowledged:
NEW REFCO GROUP LTD, LLC
By:
Name:
Title:
BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:

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  Exhibit 10.2